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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): August 2, 2000
                                                      (August 2, 2000)
                                                      ----------------



                          AMERICAN PAD & PAPER COMPANY
             (Exact name of registrant as specified in its charter)

                         Commission file number 1-11803


              Delaware                                         04-3164298
   (State or other jurisdiction of                          (I.R.S. Employer
   incorporation or organization)                           Identification No.)

17304 Preston Road, Suite 700, Dallas, TX                       75252-5613
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (972) 733-6200


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Item 5.  Other.

     On August 2, 2000, American Pad & Paper Company (OTCBB:AMPPQ) (AP&P) announced it has signed a definitive agreement to sell the assets of its Ampad and Continuous Forms divisions to PAD AND PAPER OF AMERICA LLC, an affiliate of American Tissue Inc.

The asset purchase agreement is incorporated herein as Exhibit 2.02.

Exhibit

2.02 Asset Purchase Agreement for the sale of the Company's Ampad and Continuous Forms divisions among PAD AND PAPER COMPANY OF AMERICA LLC, as Buyer, and American Pad & Paper Company, American Pad & Paper Company of Delaware, Inc., AP&P Manufacturing, Inc., WR Acquisition, Inc. and American Pad & Paper Sales Company, Inc., as Sellers.






                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    American Pad & Paper Company

August 2, 2000                      /s/ David N. Pilotte
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Date                                David N. Pilotte
                                    Vice President and Corporate Controller
                                    Principal Accounting Officer